UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

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Apartment Investment and Management Company

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On January 15, 2026, Apartment Investment and Management Company (“Aimco”) issued the following press release.

APARTMENT INVESTMENT AND MANAGEMENT COMPANY

ANNOUNCES 2025 DIVIDEND INCOME TAX ALLOCATION

DENVER, COLORADO, January 15, 2026

Apartment Investment and Management Company (“Aimco”) (NYSE: AIV) announced today the federal income tax allocation of its 2025 distributions paid to holders of its Class A Common Stock.

The following table summarizes the allocation for 2025:

Class A Common Stock (CUSIP 03748R747)

Record Date	Payable Date	Distribution per Share	Total Ordinary Dividends	Total Capital Gain Distribution (1)	Unrecaptured Sec. 1250 Gain (2)	Section 897 Capital Gain (3)	Return of Capital

1/14/25	1/31/25	$0.60	0.000000%	100.000000%	33.735500%	100.000000%	0.000000%

9/30/25	10/15/25	$2.23	0.000000%	100.000000%	33.735516%	100.000000%	0.000000%

Annual		$2.83	0.000000%	100.000000%	33.735512%	100.000000%	0.000000%

(1)

Pursuant to Treas. Reg. §1.1061-6(c), Aimco is disclosing below two additional amounts for purposes of Section 1061 of the Internal Revenue Code. Section 1061 is generally applicable to direct and indirect holders of “applicable partnership interests.”

(2)	The percentage of Unrecaptured Section 1250 Gain for each distribution shown above is a subset of, and included in, Distribution per Share and Total Capital Gain Distribution.
(3)	The percentage of Section 897 Capital Gain for each distribution shown above is a subset of, and included in, Distribution per Share.

Record Date	Payable Date	Form 1099-DIV Box 2a, Total Capital Gain Distr. Per Share	One Year Amounts Disclosure Per Share	Three Year Amounts Disclosure Per Share

1/14/2025	1/31/2025	$ 0.6000	$ 0.0000	$ 0.0000

9/30/2025	10/15/2025	$ 2.2300	$ 0.0000	$ 0.0000

Annual		$ 2.8300	$ 0.0000	$ 0.0000

Aimco’s tax return for the year ended December 31, 2025, has not yet been filed; therefore, the income tax character shown above has been calculated using the best available information as of the date of this release. The state and local taxation of real estate investment trust distributions varies and may not be the same as the taxation under federal tax laws. Because federal and state tax laws affect individuals differently, Aimco cannot advise shareholders on how distributions should be reported on their tax return and encourages shareholders to consult with their own tax advisors with respect to federal, state, and local income tax consequences of their distributions.

The 2025 distributions were made prior to Aimco’s Board of Directors concluding its strategic review and the announcement of a special stockholder meeting to approve Aimco’s “Plan of Sale and Liquidation.” For future tax considerations, should Aimco’s “Plan of Sale and Liquidation” be approved, please refer to Aimco’s Definitive Proxy Statement filed with the U.S. Securities and Exchange Commission on January 2, 2026.

Additional Information and Where to Find It

This release includes statements related to the proposed plan of sale and liquidation of Aimco (the “Proposed Transaction”) and may be deemed to be solicitation material in respect of the Proposed Transaction. In connection with the Proposed Transaction, Aimco has filed a proxy statement (the “Proxy Statement”) with the Securities and Exchange Commission (the “SEC”). The Proxy Statement has been sent to all shareholders of Aimco. Aimco will also file other documents regarding the Proposed Transaction with the SEC. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SHAREHOLDERS OF AIMCO ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO AND ANY DOCUMENTS INCORPORATED BY REFERENCE THEREIN) AND ALL OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION AS THEY BECOME AVAILABLE BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and shareholders of Aimco may obtain copies of the Proxy Statement and other documents that are filed or will be filed by Aimco with the SEC, free of charge, through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed by Aimco with the SEC will also be available, free of charge, on Aimco’s website at investors.aimco.com or by contacting Aimco’s investor relations contact at investor@aimco.com.

Participants in the Solicitation

Aimco, certain of its directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies from Aimco’s shareholders in connection with the Proposed Transaction. Information about Aimco’s directors and executive officers and their ownership of Aimco’s common stock is set forth in the Proxy Statement and in Aimco’s proxy statement for its Annual Meeting of Shareholders on Schedule 14A, which was filed with the SEC on April 25, 2025. To the extent that holdings of Aimco’s securities have changed since the amounts reported in Aimco’s proxy statements, such changes have been or will be reflected on Statements of Changes in Beneficial Ownership on Form 4 filed with the SEC. Additional information regarding the interests of those persons and other persons who may be deemed participants in the Proposed Transaction may be obtained by reading the Proxy Statement regarding the Proposed Transaction. You may obtain free copies of these documents using the sources indicated above.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of the federal securities laws. Forward-looking statements include all statements that are not historical statements of fact and those regarding our intent, belief, or expectations. Words such as “anticipate(s),” “expect(s),” “intend(s),” “plan(s),” “believe(s),” “may,” “will,” “would,” “could,” “should,” “seek(s),” “forecast(s),” and similar expressions, or the negative of these terms, are intended to identify such forward-looking statements. These statements, including those regarding the timing of asset sales and the timing and amount of capital expected to be returned to stockholders, are not guarantees of future performance, condition or results, and involve a number of known and unknown risks, uncertainties, and assumptions that may affect actual results or outcomes, including changes in market conditions, fluctuations in our stock price, our financial performance, regulatory changes, and general economic conditions. Readers should carefully review Aimco’s financial statements and the notes thereto, as well as the section entitled “Risk Factors” in Item 1A of Aimco’s Annual Report on Form 10-K for the year ended December 31, 2024, as these filings identify and address important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. These forward-looking statements reflect management’s judgment as of this date, and Aimco assumes no (and disclaims any) obligation to revise or update them to reflect future events or circumstances.

About Aimco

Aimco is a diversified real estate company primarily focused on value add and opportunistic investments, targeting the U.S. multifamily sector. Aimco’s mission is to make real estate investments where outcomes are enhanced through its human capital so that substantial value is created for investors, teammates, and the communities in which we operate. Aimco is traded on the New York Stock Exchange as AIV. For more information about Aimco, please visit its website www.aimco.com.

CONTACT

Aimco

Tom Marchant, Senior Vice President, Tax & FP&A

Investor Relations: 303-793-4661

investor@aimco.com